EXHIBIT 99.4


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

BRITTON INTERNATIONAL INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
APRIL 30, 2008
(unaudited)



                                                 Britton           Calico                         Pro Forma
                                              International     Entertainment      Pro Forma      Condensed
                                                  Inc.           Group, Inc.      Adjustments     Combined
                                              _____________________________________________________________
                                     Assets

Current Assets
  Cash and cash equivalents                     $     910         $   (432)                       $     478
  Prepaid expenses                                    596                                               596
                                              _____________________________________________________________

     Total Current Assets                           1,506             (432)                           1,074

Fixed assets, net                                       -                -                                -

Intangible asset                                $       0           20,000                           20,000

Goodwill                                                                                                  -
                                              _____________________________________________________________

     Total Assets                                   1,506           19,568                           21,074
                                              =============================================================


                      Liabilities and Stockholders' Equity

Current Liabilities
  Accounts payable                              $  17,266         $      0                        $  17,266
  Due to related party                             64,302           18,852                           83,154
  Accrued liabilities                              10,000                -  1        25,000          35,000
  Accrued interest                                  1,603                -                            1,603
                                              _____________________________________________________________

     Total Current Liabilites                      93,171           18,852                          137,023

Long-term debt, net of current portion                  -                -                                -
                                              _____________________________________________________________

     Total Liabilities                             93,171           18,852                          137,023
                                              _____________________________________________________________

Stockholders' Equity
  Common stock                                        236                -  2           345             581
  Common stock                                          -            3,450  2        (3,450)              -
  Additional paid in capital                       91,201                -  2        21,380         112,581
  Additional paid in capital                                        18,275  2       (18,275)
  Retained deficits                              (183,102)         (21,009) 1       (25,000)       (229,111)
                                              _____________________________________________________________

     Total Stockholders' Equity (Deficit)         (91,665)             716                         (115,949)
                                              _____________________________________________________________
     Total Liabilities and
           Stockholders' Equity (Deficit)       $   1,506         $ 19,568         $      0       $  21,074
                                              =============================================================


        See notes to pro forma condensed combined financial statements.

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

BRITTON INTERNATIONAL INC.
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE YEAR ENDED APRIL 30, 2008
(unaudited)



                                                 Britton           Calico                         Pro Forma
                                              International     Entertainment      Pro Forma      Condensed
                                                  Inc.           Group, Inc.      Adjustments     Combined
                                              _____________________________________________________________

General, selling and
administrative expenses                       $    31,020         $ 21,009  1      $ 25,000       $  77,029
                                              _____________________________________________________________

Net loss for the period                           (31,020)         (21,009)               -         (77,029)
                                              _____________________________________________________________

Nonoperating income ( expense )

      Interest income                                  10                -                               10
      Interest expense                             (1,603)               -                           (1,603)
                                              _____________________________________________________________

Total nonoperating income ( expenses )             (1,593)               -                           (1,593)
                                              _____________________________________________________________

Net loss from discontinued operations             (20,492)               -                          (20,492)
                                              _____________________________________________________________

Loss before provision for income tax              (53,105)         (21,009)                         (99,114)

Provision for income taxes                              -                -                                -
                                              _____________________________________________________________

Net loss                                      $   (53,105)        $(21,009)               -       $ (99,114)
                                              =============================================================

Net loss per share:
     Basic and Diluted                        $   (0.0008)        $(0.0079)                       $ (0.0013)
                                              =============================================================

Weighted average number of shares outstanding:
     Basic and Diluted                         70,806,270        2,645,367  2     3,450,000      74,256,270
                                              =============================================================


        See notes to pro forma condensed combined financial statements.

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BRITTON INTERNATIONAL INC.
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED APRIL 30, 2008


NOTE 1 - BASIS OF PRESENTATION

On August 31, 2008, Britton International Inc. (Britton) acquired 100% of the issued and outstanding shares of Calico Entertainment Group, Inc. (Calico) in exchange for 3,450,000 shares of Britton common stock.

Prior to the transaction Britton had 70,806,270 shares of common stock issued and outstanding. After the transaction Britton had 74,256,270 shares of common stock outstanding.

The unaudited pro forma condensed combined balance sheet gives effect to the transaction as if it had occurred on April 30, 2008. The unaudited pro forma condensed combined statement of operations gives effect to the transaction as if it had occurred on May 1, 2007. Calico was incorporated on June 21, 2007, thus all results of operations prior to June 21, 2007 are solely the results of Britton.

The pro forma adjustments are based on certain assumptions that management believes are reasonable under the circumstances.

The pro forma information is not necessarily indicative of the results that would have been reported had the transaction actually occurred on the date specified, nor is it intended to project results of operations or financial position for any future period or date.


NOTE 2 - PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been included in the pro forma financial statements:

     1.   To record estimated transaction costs related to the acquisition.

     2. To reflect the exchange of Calico common stock for Britton common stock on the date of closing.